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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 7, 2007

                             -----------------------

                           BLUE RIVER BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             ----------------------

    Indiana                         0-24501                     35-2016637
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                            29 East Washington Street
                           Shelbyville, Indiana 46176
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 398-9721
              (Registrant's Telephone Number, Including Area Code)

                             ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On March 6, 2007, the Compensation Committee (the "Compensation Committee") of the Board of Directors of Blue River Bancshares, Inc. approved a base salary increase effective for 2007 for each of the listed executive officers as set forth in the table below:

                                                                        Increase in         New Base
       Name                              Title                             Salary            Salary
-------------------           -----------------------------             -----------         --------
Randy J. Collier              Executive Vice President                     $8,000           $171,000

Patrice M. Lima               Vice President and Controller                $2,000            $86,500

     The Compensation Committee also approved the following cash bonuses accrued in 2006 with respect to fiscal 2006 performance as follows:

       Name                              Title                             Bonus
-------------------          -----------------------------              -----------
Russell Breeden, III         Chairman, Chief Executive
                             Officer and President                        $10,000

Randy J. Collier             Executive Vice President                     $75,000

Patrice M. Lima              Vice President and Controller                $16,500


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 8, 2007

                                              BLUE RIVER BANCSHARES, INC.


                                              By:  /s/ Patrice M. Lima
                                                   ------------------------
                                              Patrice M. Lima
                                              Vice President and Controller


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